EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Eugene B. Witkowicz, Executive Vice President, Chief Financial Officer and Corporate Secretary of TierOne Corporation (the “Company”), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)
The Annual Report on Form 10-K of the Company for the year ended December 31, 2008 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  March 11, 2009                                                                                      By:/s/ Eugene B. Witkowicz
                                                                                                                            Eugene B. Witkowicz, Executive Vice
                                                                                                                            President and Chief Financial Officer